SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               September 11, 1997


                                  biosys, inc.
             (Exact name of registrant as specified in its charter)

             Delaware                      0-19819               94-2878645
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

10015 Old Columbia Road, Suite H-120, Columbia, Maryland               21046
    (Address of principal executive offices)                         (Zip Code)

                                  410-290-6267
              (Registrant's telephone number, including area code)

                     This Current Report contains 7 pages.

ITEM 5.  OTHER EVENTS

         On September 11, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended July 31, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of July 31, 1997 and statements of operations for the Debtors for the month ended July 31, 1997 and six-month period ended July 31, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             biosys, inc.

Date:    September 11, 1997                  By:  /s/   Michael R.N. Thomas
                                                  -------------------------
                                                  Michael R.N. Thomas
                                                  Vice President, Chief
                                                    Financial Officer and
                                                    Secretary/Treasurer

                         BIOSYS, INC. AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                 JULY 31, 1997

                                                                           (CGI)                 TOTAL COMPANY
                                                  BIOSYS                    CROP                    CONSOL
                                            ------------------------------------------------------------------
CURRENT ASSETS:

Cash and equivalents                                 6,024,762                    416               6,025,178
Restricted cash                                      1,030,854                                      1,030,854
Short-term investment                                   88,237                                         88,237
                                            ------------------------------------------------------------------

TOTAL CASH & EQUIVALENTS                             7,143,853                    416               7,144,269

Accounts receivable - trade                             10,690                  2,956                  13,646
Accounts receivable - other                            271,899                                        271,899
Prepaids                                                31,013                                         31,013
Intercompany                                       (4,523,575)              4,523,575                       0
                                            ------------------------------------------------------------------

TOTAL CURRENT ASSETS                                 2,933,880              4,526,947               7,460,827

Other assets                                            13,405                 11,202                  24,607
                                            ------------------------------------------------------------------

TOTAL ASSETS                                         2,947,285              4,538,149               7,485,434
                                            ==================================================================


LIABILITIES:

Accounts payable-trade
Accrued expenses                                     2,050,000                 76,450               2,126,450
Accrued compensation                                     8,950                                          8,950
                                            ------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                            2,058,950                 76,450               2,135,400

PREPETITION LIABILITIES:
Accounts payable                                     3,760,742                 54,755               3,815,497
Accrued expenses                                        88,517                260,999                 349,516
Accrued compensation                                   100,666                341,276                 441,942
Long-term debt                                       1,394,982              2,449,087               3,844,069
                                            ------------------------------------------------------------------

TOTAL PREPETITION LIABILITIES                        5,344,907              3,106,117               8,451,024

TOTAL LIABILITIES                                    7,403,857              3,182,567              10,586,424

SHAREHOLDERS' EQUITY:

Common stock                                           477,549                                        477,549
Paid in capital                                     81,216,945             64,965,951             146,182,896
1/1/97 deficit                                    (86,167,711)           (63,569,574)           (149,737,285)
Current year income/(loss)                              16,645               (40,795)                (24,150)
                                            ------------------------------------------------------------------

TOTAL EQUITY                                       (4,456,572)              1,355,582             (3,100,990)

TOTAL LIAB. & EQUITY                                 2,947,285              4,538,149               7,485,434
                                            ==================================================================


SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                         BIOSYS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE MONTH ENDED JULY 31, 1997

                                                                        (CGI)          TOTAL COMPANY
                                                  BIOSYS                 CROP             CONSOL
                                             -------------------------------------------------------
REVENUES:

Product
Kleentek
BCS
Intercompany
                                             -------------------------------------------------------

Gross revenues

Discounts
Sales returns                                            (703)                                (703)
                                             -------------------------------------------------------

NET REVENUES                                             (703)                                (703)

COGS Product
COGS Kleentek

                                             -------------------------------------------------------
TOTAL COST OF GOODS

GROSS PROFIT                                             (703)                                (703)

OPERATING EXPENSES                                      18,656                               18,656
                                             -------------------------------------------------------
OPERATING INCOME (LOSS)                               (19,359)                             (19,359)

OTHER INCOME (EXP)

Misc. income                                                                  8                   8
Interest income                                         44,361                               44,361
Interest expense
Reorganization costs                                 (204,763)            (500)           (205,263)
Loss on sale of assets
Transaction gain/loss
                                             -------------------------------------------------------
TOTAL OTHER INC (EXP)                                (160,402)            (492)           (160,894)
                                             -------------------------------------------------------
NET INCOME (LOSS)                                    (179,761)            (492)           (180,253)
                                             =======================================================


SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                         BIOSYS, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1997

                                                    (CGI)            TOTAL                              TOTAL COMPANY
                                  BIOSYS            CROP             U.S.          BCS         ELIM         CONSOL
                              ----------------------------------------------------------------------------------------
REVENUES:

Product                               222,794                       222,794                                   222,794
Kleentek
BCS                                                                               149,824      3,880          145,944
Intercompany
                              ----------------------------------------------------------------------------------------
Gross revenues                        222,794                       222,794       149,824      3,880          368,738

Discounts                            (49,174)                      (49,174)                                  (49,174)
Sales returns                        (13,878)                      (13,878)                                  (13,878)
                              ----------------------------------------------------------------------------------------
NET REVENUES                          159,742                       159,742       149,824      3,880          305,686

COGS Product                          242,839                       242,839       170,398      3,880          409,357
COGS Kleentek
                              ----------------------------------------------------------------------------------------
TOTAL COST OF GOODS                   242,839                       242,839       170,398      3,880          409,357

GROSS PROFIT                         (83,097)                      (83,097)      (20,574)          0        (103,671)

OPERATING EXPENSES                  1,123,142        34,233       1,157,375       118,223                   1,275,598
                              ----------------------------------------------------------------------------------------
OPERATING INCOME (LOSS)           (1,206,239)      (34,233)     (1,240,472)     (138,797)                 (1,379,269)

OTHER INCOME (EXP)

Misc. income                            7,116           170           7,286                                     7,286
Interest income                       182,792                       182,792                                   182,792
Interest expense                     (23,604)                      (23,604)                                  (23,604)
Reorganization costs              (1,319,164)       (6,732)     (1,325,896)                               (1,325,896)
Gain on sale of assets              2,375,744                     2,375,744       135,072                   2,510,816
Transaction gain/loss                                                               3,725                       3,725
                              ----------------------------------------------------------------------------------------
TOTAL OTHER INC (EXP)               1,222,884       (6,562)       1,216,322       138,797                   1,355,119
                              ----------------------------------------------------------------------------------------
NET INCOME (LOSS)                      16,645      (40,795)        (24,150)             0          0         (24,150)
                              ========================================================================================


SEE ACCOMPANYING NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.